                                                                     Exhibit 16

                                                     ORGANIZATIONAL CHART

                                         SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
                                                                |
                                                                |
                                                        SUN LIFE OF CANADA
                                                         UK HOLDINGS plc
                                                         (United Kingdom)
                                                                |
                                                                |
                       |-------------------------------------------------------------------------------------------------------
                       |                     |                        |                               |
                       |                     |                        |                               |
                 CONFEDERATION        SUN LIFE OF CANADA         SLC FINANCIAL              SUN LIFE ASSURANCE
             U.K. HOLDINGS LIMITED    (UK) GROUP SERVICES        SERVICES (U.K.)            COMPANY OF CANADA
               (England and Wales)         LIMITED                  LIMITED                   (U.K.) LIMITED
                       |               (England and Wales)      (England and Wales)         (England and Wales)
                       |               Management services       Holding company                      |
                       |                                                   |              ------------|-----------------------
                       |                                                   |              |           |         |            |
                       |                                                   |      SUN LIFE OF CANADA  |     SLC POOLED       |
                       |                                                          INDEPENDENT LIMITED |  PENSIONS LIMITED    |
                CONFEDERATION                                              |      (England and Wales) | (England and Wales)  |
               LIFE INSURANCE                                              |       Financial adviser  |                      |
                COMPANY (U.K.)                                             |                          |                      |
                  LIMITED                                                  |                          |                FIGURETIME
             (England and Wales)                                           |                          |                  LIMITED
                                                     ----------------------|-------------------|      | 90%               (U.K.)
                                                          |                |               10% |      |                 Financial
                                                          |                |                   |      |                  adviser
                                                 CONFEDERATION      SUN BANK PLC              CONFEDERATION
                                                PROPERTY SERVICES     (England and Wales)     CAPITAL CORP.
                                                      LIMITED              |                       plc
                                               (England and Wales)         |                (England and Wales)
                                                  Estate agency            |                    (Inactive)
                                                   franchising             |
                   |----------------------------------------------------------------------------------------------|
                   |                    |                       |                          |                      |
                   |                    |                       |                          |                      |
             CONFEDERATION         CONFEDERATION          EXETER TRUST                 SUN BANK             PRIMETT PROPERTY
           MORTGAGE SERVICES     MORTGAGE SERVICES           LIMITED                 OFFSHORE LTD.         MANAGEMENT LIMITED
              (UK) LIMITED            LIMITED          (England and Wales)           (Offshore)            (England and Wales)
          (England and Wales)   (England and Wales)          Banking
                                                            |
                                                            |
                                                            |
                                            |----------------------------------|
                                            |                                  |
                                            |                                  |
                EXETER TRUST          EXETER TRUST                          SUNEXETER
                 FINANCIAL              INSURANCE                            LIMITED
              SERVICES LIMITED ----- SERVICES LIMITED                   (England and Wales)
             (England and Wales)   (England and Wales)                     Non-trading
                  Leasing              Non-trading


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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------
        |                               |
        |                               |
 SUN LIFE FINANCIAL                 SLC ASSET
 OF CANADA TRUSTEE              MANAGEMENT LIMITED
     LIMITED                    (England and Wales)
      (U.K.)                            |
   Trust Company                        |
                       |------------------------------------------------------------------|
                       |                                                                  |
                       |                                                                  |
               SUN LIFE OF CANADA                                                LANGBOURN PROPERTY
                 UNIT MANAGERS                                                  INVESTMENT SERVICES
                    LIMITED                                                            LIMITED
              (England and Wales)                                               (England and Wales)
              Unit trusts manager                                                         |
                       |                                                                  |
                       |                                                                  |
                       |                       |------------------------------------------|------------------------|
                       |                       |                      |                         |                  |
                       |                       |                      |                         |                  |
               SUN LIFE OF CANADA          LANGBOURN           COURTS NOMINEES           EAGLE NOMINEES      MARE NOMINEES
                NOMINEES LIMITED           FINANCIAL               LIMITED                   LIMITED            LIMITED
               (England and Wales)      SERVICES LIMITED      (England and Wales)      (England and Wales) (England and Wales)
               Unit trust nominee     (England and Wales)          Nominee                   Nominee            Nominee
                                           Financial,              services                  services          services
                                        investment and
                                       advisory services
                                               |
                                               |
                           |--------------------------------------------------------------------|
                           |                  |                       |                         |
                           |                  |                       |                         |
                     BROAD STREET         BROAD STREET            BROAD STREET              BUCKINGHAM
                     MALL LIMITED         MALL (NO. 1)            MALL (NO. 2)                ESTATE
                  (England and Wales)       LIMITED                 LIMITED              (GENERAL PARTNER)
                  Management services  (England and Wales)     (England and Wales)           LIMITED
                                       Limited partner of      Limited partner of       (England and Wales)
                                      a limited partnership   a limited partnership     Management services








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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
----------------------------------------------------------------------------------------------------------------------------------

|  |               |                     |              |           |                     |                    |           |
|  |         SPECTRUM UNITED       McLEAN BUDDEN        |  SUN LIFE OF CANADA       THE STORMONT               |   258256 HOLDINGS
|  |          HOLDINGS INC.        LIMITED (60%)        |   GROUP ASSURANCE       ELECTRIC LIGHT &             |    LIMITED (50%)
|  |            (Canada)             (Canada)           |        COMPANY            POWER COMPANY              |      (Ontario)
|  |                |           Investment counsel,     |     (Inactive and            (Ontario)               |     Investment
|  |                |           portfolio management    |    to be dissolved)      Holding company             |       vehicle
|  |                |               and mutual          |                                 |                    |      (Inactive)
|  |                |              fund dealer          |                                 |                    |
|  |                |                                   |                                 |                    |
|  |          |----------------------|                  |                                 |                    |
|  |          |     |      |         |                  |                                 |                    |
|  |  SPECTRUM INVESTMENT  |      SUNETCO            1245792                      THE GLENGARRY AND         SUN LIFE
|  |  MANAGEMENT LIMITED   |     INVESTMENT        ONTARIO INC.                   STORMONT RAILWAY      SECURITIES INC.
|  |      (Canada)  |      |    SERVICES INC.       (Ontario)                       COMPANY (71.3%)         (Canada)
|  |                |      |      (Canada)           Holding                           (Canada)        Investment Dealer
|  |                |      |  Mutual fund dealer     company                            Railway                |
|  |                |      |                                                        Holding Company            |
|  |                |      |                                                                             T.E. FINANCIAL
|  |                |    IQON FINANCIAL                                                                 CONSULTANTS LTD.
|  |                |    MANAGEMENT INC.                                                                     (33%)
|  |                |        (51%)                                                                          (Canada)
|  |                |      (Manitoba)                                                                           |
|  |                |    Holding Company                                                                        |
|  |                |           |                                                                       T.E. INVESTMENT
|  |                |  |---------------------------|                                                      COUNSEL INC.
|  |            50% |  | 50%                       |                                                        (Manitoba)
|  |             IQON INSURANCE             IQON FINANCIAL
|  |-----|       BROKERAGE INC.                   INC.
|        |          (50%)                      (Manitoba)
|        |        (Manitoba)                Mutual Fund dealer
|        |
|    CENTURY 21 REAL
|    ESTATE CANADA
|       LTD. (27%)
|        (Canada)
|      Real Estate
|   Agency Franchiser
|
|------|
       |
       |
SUN LIFE FINANCIAL
    TRUST INC
    (Canada)
  Trust Company

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
                                         SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
      |      |        |       |          |          |      |        |       |          |        |          |
   279906    |    PANORAMA    |  RIVERSIDE TERRACE  |   S. & M.     |     169086       |     SUN LIFE      |
   ONTARIO   |   APARTMENTS   |  (OTTAWA) LIMITED   | DEVELOPMENTS  |  CANADA LIMITED  | FINANCIAL REALTY  |
   LIMITED   |       LTD.     |      (Ontario)      |     LTD.      |    (Canada)      |   ADVISORS INC.   |
    (50%)    |    (Alberta)   |     Real estate     |   (British    |   Real estate    |      (Canada)     |
  (Ontario)  |   Real estate  |     management      |   Columbia)   |     holding      |                   |
 Investment  |   management   |                     |  Real estate  |                  |                   |
   vehicle   |                |                     |   management  |                  |                   |
             |                |                     |               |                  |                   |
             |                |                     |               |                  |                   |
         PREFERRED        CANADIAN              CANADIAN        AMAULICO           AMAULICO            FIRST REAL
          VISION          INSURERS              INSURERS           LTD.            FUND LTD.           PROPERTIES
         SERVICES         CAPITAL               CAPITAL         (Canada)           (Canada)           LIMITED (17.5%)
        INC. (20%)      CORPORATION I        CORPORATION II     Oil & gas          Oil & gas            (Ontario)
         (Canada)         (19.05%)              (21.43%)         holding            holding            Real estate
                         (Ontario)             (Ontario)         company            company              holding
                       Venture capital       Venture capital
                          company               company

                            |-----------------------------------------------------------|-----------------------------------------
                            |                                                           |
                            |                                                           |
                    SUN LIFE OF CANADA                                          SUN LIFE OF CANADA
                     (U.S.) CAPITAL                                              (U.S.) HOLDINGS
                        TRUST I                                                GENERAL PARTNER, INC.
                      (Delaware)                                                     (Delaware)
                       Trustee to                                                  General partner
                      institutional                                                     |
                       investors                                                        |
                            |------|----------------------------------------------------|
                            |      |                                                    |
                            |      |                                                    |
                            |*     |*            |----------------|---------------------|-------------------------|---------------
                    SUN LIFE OF CANADA     SUN LIFE OF       SUN BENEFIT                                  SUN LIFE INSURANCE
                      (U.S.) LIMITED      CANADA (U.S.)       SERVICES                                   AND ANNUITY COMPANY
                      PARTNERSHIP I       DISTRIBUTORS,     COMPANY, INC.                                    OF NEW YORK
                       (Delaware)              INC.          (Delaware)                                       (New York)
                                           (Delaware)         Pension
                                          Broker-dealer    brokerage and
                                                |          administrative
                                                |            services
                                                |
                                                |
                                       SUNESCO INSURANCE
                                          AGENCY, INC.
                                         (Massachusetts)







-------------------------------------------------------------------------------
* The sole general partner of Sun Life of Canada (U.S.) Limited Partnership I (the "Limited Partnership") is Sun Life of Canada (U.S.) Holdings General Partner, Inc. (the "General Partner"). The General Partner holds approximately 10% of the economic interest in the Limited Partnership, while Sun Life of Canada (U.S.) Capital Trust I holds approximately 90% of the economic interest in the Limited Partnership.
-------------------------------------------------------------------------------

                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------
               |                           |                             |                       |                     |
         SUN LIFE OF                    SUN LIFE                      SUN CANADA         SUN LIFE OF CANADA    SUN LIFE INFORMATION
      CANADA REINSURANCE                ASSURANCE                    FINANCIAL CO.        (INTERNATIONAL)        SERVICES IRELAND
     HOLDINGS (U.S.), INC.             COMPANY OF                     (Delaware)               LIMITED               LIMITED
                                       CANADA - U.S.                    Private                (Bermuda)      (Republic of Ireland)
                                        OPERATIONS                     placement           Hong Kong life      Off-shore technology
                                       HOLDINGS, INC.                   offeror          insurance company
                                        (Delaware)
                                            |
                                            |----------------------------------------------------------------------------------
                                            |                                       |
                                  SUN LIFE OF CANADA                                |
                                 (U.S.) HOLDINGS, INC.                              |
                                       (Delaware)                                   |
                                            |                                   SUN LIFE
                                            |                                   FINANCIAL
                                            |                                 (JAPAN), INC.
---------------------------------------------                                   (Delaware)
                  |                                                          Holding Company
                  |
          SUN LIFE ASSURANCE
       COMPANY OF CANADA (U.S.)
              (Delaware)
                  |
                  |
------------------------------------------------------------------------------------------------------
          |          |          |         |                 |                        |
          |     SUN CAPITAL     |     CLARENDON      SUN LIFE OF CANADA      SUN LIFE FINANCIAL
          |    ADVISERS, INC.   |     INSURANCE       (U.S.) SPE 97-1,        SERVICES LIMITED
          |     (Delaware)      |   AGENCY, INC.            INC.                  (Bermuda)
          |                     |  (Massachusetts)       (Delaware)              Off-shore
          |                     |  Distributor of      Limited purpose         administrative
          |                     |     annuities            entity                 services
          |                     |
          |                     |
  SUN LIFE FINANCE        SUN FINANCIAL
     CORPORATION       GROUP ADVISERS, INC.
     (Inactive)            (Inactive)


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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-----------------------------------------------------------------------------------------------------------------------------------
         |                       |                     |                                           |
         |                       |                     |                                           |
  SUN LIFE OF CANADA     SUN LIFE ASSURANCE       PT ASURANSI                                      |
    INTERNATIONAL        COMPANY OF CANADA          SUN LIFE                                       |                     SEE
  ASSURANCE LIMITED      (BARBADOS) LIMITED      INDONESIA (80%)                                   |
     (Barbados)              (Barbados)            (Indonesia)                                     |                   1245792
     Reinsurance             Reinsurance         Life insurance                                    |                 Ontario Inc.
                                                    company                                        |       |--------- (Ontario)
                                                                                             99.99%|  0.01%|           Holding
---------------------------------|                                                                 |       |           company
                                 |                                                                 SUN LIFE
                                 |                                                              INVERSIONES S.A.
                         SUN LIFE OF CANADA                                                         (Chile)
                          (U.S.) FINANCIAL                                                      Holding company
                      SERVICES HOLDINGS, INC.                                                          |
                            (Delaware)                                                                 |
                                 |                                                                     |
                                 |                                                                     |
                           MASSACHUSETTS                                                         ADMINISTRADORA
                         FINANCIAL SERVICES                                                       DE FONDOS DE
                              COMPANY                                                        PENSIONES CUPRUM S.A.
                               (84%)                                                                 (31.7%)
                             (Delaware)                                                              (Chile)
                                 |                                                                Pension fund
                                 |                                                                administrator
                                 |
          |----------------------|-----------------|------------------|------------------|-------------------|---------------------
          |                      |                 |                  |                  |                   |
          |                      |                 |                  |                  |                   |
       MFS FUND           MFS RETIREMENT      MFS SERVICE       MFS HERITAGE            MFS                 MFS
  DISTRIBUTORS, INC.      SERVICES, INC.      CENTER, INC.      TRUST COMPANY      INSTITUTIONAL       INTERNATIONAL
     (Delaware)             (Delaware)         (Delaware)      (New Hampshire)     ADVISORS, INC.           LTD.
                                             Transfer agent      Trustee for        (Delaware)           (Bermuda)
                                                                  IRAs and               |            Offshore funds
                                                                  qualified              |              manager and
                                                               retirement plans          |              distributor
                                                                                         |                   |
                                                                                         |         |---------------------|
                                                                          |--------------|         |                     |
                                                                          |                        |                     |
                                                                          |                        |                     |
                                                                  MFS INSTITUTIONAL        MFS INTERNATIONAL    MFS INTERNATIONAL
                                                                 ADVISORS (AUSTRALIA)         (U.K.) LTD.            S.C. LTDA.
                                                                         LTD.             (England and Wales)        (Brazil)
                                                                     (Australia)            Off-shore funds     Offshore marketing
                                                                                              manager and             office
                                                                                              distributor


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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
                                                             |
                                                             |
                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-----------------------------------------------------------------------------------------------------------------------------------
                            |                            |                     |                     |                |
                            |                            |                     |                     |           MIDDLESMART
                     SUN LIFE (INDIA)             SUN LIFE (INDIA)      SUN LIFE (INDIA)             |             LIMITED
                   AMC INVESTMENTS INC.             DISTRIBUTION           SECURITIES                |              (U.K.)
                        (Canada)                  INVESTMENTS INC.      INVESTMENTS INC.             |          Holding company
                     Holding company                 (Canada)               (Canada)                 |           |
                            |                     Holding company       Holding company              |           |
                            |                            |                     |                     | 50%       | 50%
                 |---------------------|                 |                     |                   SUN LIFE OF CANADA
                 |                     |                 |                     |                   (NETHERLANDS) B.V.
          BIRLA SUN LIFE        BIRLA SUN LIFE     BIRLA SUN LIFE        BIRLA SUN LIFE               (Netherlands)
         TRUSTEE COMPANY       ASSET MANAGEMENT     DISTRIBUTION       SECURITIES LIMITED            Holding company
          LIMITED (50%)        COMPANY LIMITED     COMPANY LIMITED            (49%)                         |
             (India)                 (50%)            (50.001%)              (India)                        |
           Trustee to               (India)            (India)                                              |
          mutual funds                 |                                                                    |-----
                                       |                                                                          |
                                 BIRLA CAPITAL                                                                    |
                              INTERNATIONAL AMC                                SUN LIFE ASSET            SUN LIFE OF CANADA
                              (MAURITIUS) LTD.                                   MANAGEMENT   ---------- (PHILIPPINES), INC.
                                 (Mauritius)                                    COMPANY, INC.               (Philippines)
                             Investment advisors/                               (Philippines)               Life Insurance
                                  managers


---------------------------------------------------------------------------------------|
                                                               |                       |
                                                               |                       |
                                                      VERTEX INVESTMENT    MASSACHUSETTS INVESTMENT
                                                        MANAGEMENT, INC.      MANAGEMENT CO. LTD.
                                                           (Delaware)               (Japan)



Companies are wholly-owned unless otherwise indicated.

Companies shown on chart are those in which Sun Life holdings exceed 10% of voting shares.


DATED: September 7, 2000